UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2023

EYENOVIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, Suite 2400, New York, NY 10017

(Address of Principal Executive Offices, and Zip Code)

(833) 393-6684

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, par value $0.0001 per share	EYEN	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 13, 2023, Eyenovia, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2023, the Board of Directors (the “Board”) of the Company appointed Michael Geltzeiler to serve on the Board and as the Chair of the Audit Committee of the Board (the “Audit Committee”), in each case, effective November 14, 2023. Mr. Geltzeiler will serve as a director until the Company’s 2024 annual meeting of stockholders and thereafter until his successor has been elected and qualified or until his earlier death, resignation or removal.

There is no arrangement or understanding between Mr. Geltzeiler and any other person pursuant to which he was selected as a director of the Company. There are no related party transactions with regard to Mr. Geltzeiler that are reportable under Item 404(a) of Regulation S-K.

In accordance with the Company’s Non-Employee Director Compensation Policy (the “Policy”), Mr. Geltzeiler will receive an initial equity award valued at $49,534 issued half in options (with an exercise price equal to the closing price of the Company’s common stock on November 14, 2023, valued under the Black-Scholes model), and half in restricted stock units (“RSUs”). The options and RSUs will each vest in full on the date of the Company’s 2024 annual meeting of stockholders; provided, however, that the settlement of the RSUs will be deferred until Mr. Geltzeiler ceases to be a director. Mr. Geltzeiler will also be entitled to (1) annual cash retainers of $40,000 for service on the Board and $20,000 for service as the Chair of the Audit Committee, in each case, paid quarterly and prorated to reflect Mr. Geltzeiler’s tenure; and (2) indemnification pursuant to the standard indemnification agreement between the Company and each of its directors.

Item 7.01.	Regulation FD Disclosure.

On November 13, 2023, the Company began using an updated corporate presentation with various investors and analysts. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.2, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01, including Exhibit 99.2, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 13, 2023.

99.2	Eyenovia, Inc. Updated Investor Presentation, dated November 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYENOVIA, INC.

Date: November 13, 2023	/s/ John Gandolfo
John Gandolfo
Chief Financial Officer